EXHIBIT 10.1

AMENDMENT NO. 1

TO

LOAN AND SECURITY AGREEMENT

This Amendment No. 1 to Loan and Security Agreement (this “Amendment”) is entered into December 18, 2008, by and between MIPS Technologies, Inc., a Delaware corporation (“Borrower”), and Silicon Valley Bank, (“Bank”).  Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

Recitals

A.
Borrower and Bank have entered into that certain Loan and Security Agreement dated as of July 3, 2008 (the “Loan Agreement”), pursuant to which the Bank has agreed to extend and make available to Borrower certain advances of money.

B.	Borrower desires that Bank amend the Loan Agreement upon the terms and conditions more fully set forth herein.

C.	Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to amend the Loan Agreement.

Agreement

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1.	Amendments to Loan Agreement.

1.1	Section 13.1 (Definitions). Subsection (e) of the definition of Permitted Investments is amended in its entirety and replaced by the following:

“(e) (i) Investments in or to Borrower or any Guarantor by Borrower or any of its Subsidiaries, (ii) Investments by Borrower or any Guarantor in any other Subsidiary in the aggregate not in excess of  $5,000,000, provided that, for so long as Borrower’s consolidated, unrestricted cash and Cash Equivalents are not less than $14,000,000 (measured at the end of each quarter, net of all Advances, and without reference to any availability under the Revolving Line), such aggregate amount of Investment permitted under this subsection (e)(ii) shall be: (1) commencing on January 1, 2009, $10,000,000 and (2) commencing on April 1, 2009, $13,500,000; and (iii) Investments by any Subsidiary of Borrower that is not a Guarantor in another Subsidiary of Borrower.”

1.2
Exhibit E to Loan Agreement (Compliance Certificate).  Exhibit E (“Compliance Certificate”) of the Loan Agreement is amended in its entirety by deleting it and replacing it with Exhibit E attached hereto.

2.	Borrower’s Representations And Warranties.

2.1	Borrower represents and warrants that:

(a)
immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;

(b)	Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

(c)
the certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Bank in connection with the execution of the Loan Agreement, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

(d)
the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower;

(e)
this Amendment has been duly executed and delivered by the Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

(f)
as of the date hereof, it has no defenses against the obligations to pay any amounts under the Obligations.  Borrower acknowledges that Bank has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.

2.2
Borrower understands and acknowledges that Bank is entering into this Amendment in reliance upon, and in partial consideration for, the representations and warranties in Section 2.1, and agrees that such reliance is reasonable and appropriate.

3.
Limitation.  The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof.  Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4.	Effectiveness. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

4.1	Amendment. Borrower and Bank shall have duly executed and delivered this Amendment to Bank.

4.2	Variance Fee. Borrower shall have paid to Bank a variance fee in the amount of $2,500.

4.3	Bank Expenses. Borrower shall have paid all Bank Expenses incurred through the date of this Amendment.

5.
Counterparts.  This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument.  All counterparts shall be deemed an original of this Amendment.

6.
Integration.  This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrower shall remain in full force and effect.

7.
Governing Law; Venue.  THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.  Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

Borrower:	MIPS Technologies, Inc.

a Delaware corporation

	By:	/s/ MAURY AUSTIN
	Printed Name:	Maury Austin
	Title:	CFO

Bank:	Silicon Valley Bank

	By:	/s/ NICK TSIAGKAS
	Printed Name:	Nick Tsiagkas
	Title:	Relationship Manager

EXHIBIT E TO AMENDMENT NO. 1

EXHIBIT E - COMPLIANCE CERTIFICATE

TO:                      SILICON VALLEY BANK                                                                                                                                                    Date:  ___________
FROM:               MIPS TECHNOLOGIES, INC.

The undersigned authorized officer of MIPS Technologies, Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement ”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports (or has been granted an extension to file such tax return and reports), and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance or qualification status by circling Yes/No under “Complies” or ”Qualifies” column.

Reporting Covenants	Required by*	Complies

Borrowing Base Certificate	If any amount is outstanding under the Revolving Line: 30 days after month end Otherwise: 5 days prior to borrowing under the Revolving Line	Yes No
A/R & A/P Agings plus Deferred Revenue	With every Borrowing Base Certificate	Yes No
10K (or link thereto)	5 days after SEC filing or 90 days after FYE	Yes No
10Q (or link thereto)	5 days after SEC filing or 45 days after FQE	Yes No
Compliance Certificate	With every 10K or 10Q report	Yes No
Consolidating Financial Statements	With every 10K or 10Q report	Yes No
Royalty Trend Report	30 days after FQE	Yes No
Annual financial projections	90 days after FYE or 10 days after Board approval	Yes No

FYE=Fiscal Year End FQE=Fiscal Quarter End * If more than one deadline is indicated, the earlier deadline is the required deadline.

Financial Covenants	Required	Actual	Complies
Maintain at the end of each quarter:
Minimum Fixed Charge Coverage (rolling two fiscal quarters’ basis)	FQE 09/30/08: 1.25 to 1.00 FQE 12/31/08: 1.25 to 1.00 Following FQEs: 1.50 to 1.00	_____:1.00	Yes No
Maximum Senior Debt Leverage Ratio	2.00 to 1.00	_____:1.00	Yes No
Minimum Adjusted Quick Ratio	FQE 09/30/08: 0.65 to 1.00 FQE 12/31/08: 0.75 to 1.00 FQE 03/31/09: 0.75 to 1.00 Following FQEs: 1.00 to 1.00	_____:1.00	Yes No

Other Items	Required to Qualify	Actual	Qualifies
Increase in Permitted Investments (e)(ii)	Consolidated cash + Cash Equivalents at FQE >= $14,000,000	$___________	Yes No

The following financial covenant analys[is][es] and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above:  (if none, state “No exceptions to note.”)
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MIPS Technologies, Inc. By: Name: Title:
BANK USE ONLY

Received by: ________________________
authorized signer
Date:      ____________________________

Verified: ____________________________
authorized signer
Date:           __________________________

Compliance Status:                               Yes     No

Schedule 1 to Exhibit E - Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:    ____________________

I.           Calculation of Quick Assets

A.	Aggregate value of the unrestricted cash and Cash Equivalents of Borrower and its Subsidiaries (not less than 50% of which are held in the US)	$____________
B.	Aggregate value of the gross accounts receivable of Borrower and its Subsidiaries	$____________
C.	Aggregate value of the Investments with maturities of fewer than 12 months of Borrower and it Subsidiaries	$____________
D.	Quick Assets (the sum of lines A through C)	$____________

*           *           *           *           *

II.           Calculation of EBITDA  (on a rolling-2 quarter basis)

A.	Net Income	$____________
B.	To the extent included in the determination of Net Income
	1. Interest Expense	$____________
	2. Consolidated income taxes	$____________
	3. Amortization expense	$____________
	4. Depreciation expense	$____________
	5. All other non-cash charges (including non-cash stock compensation expense)	$____________
	6. Non-cash charges for amortization of amounts in the Founders Deferral Escrow Account if constituting employee compensation	$____________
	7. The sum of lines 1 through 6	$____________
C.	EBITDA (line A plus line B.7)	$____________

*           *           *           *           *

III.           Fixed Charge Coverage Ratio Covenant (Section 6.7(a) of Loan Agreement)

Required:
Fixed Charge Coverage Ratio as at the last day of any period of two consecutive fiscal quarters ending with any fiscal quarters set forth below to be not less than the ratio set forth below opposite such fiscal quarters:

Fiscal Quarter Ending	Fixed Charge Coverage Ratio
September 30, 2008	1.25:1.00
December 31, 2008	1.25:1.00
March 31, 2009 and thereafter	1.50:1.00

Actual:
A.	EBITDA (from Line II.C above)	$____________
B.	Unfunded capital expenditures	$____________
C.	Line A minus Line B	$____________
D.
Scheduled payments of principal and interest on all Indebtedness (for the same two rolling quarters, but excluding the pay-off or pre-payment of Indebtedness to Jefferies Finance LLC on or before July 3, 2008)

$____________
E.	Fixed Charge Coverage Ratio	_____:1.00

Is line III.E equal to or greater than the required ratios set forth above? (please circle answer)

  No, not in compliance                                                                                                  Yes, in compliance

*           *           *           *           *

IV.           Senior Debt Leverage Ratio (Section 6.7(b) of Loan Agreement)

Required:
Senior Debt Leverage Ratio of not more than 2.00:1.00 as of the last day of any fiscal quarter

Actual:
A.	All Indebtedness (including Advances and Term Loans) owed to banks	$____________
B.	Capital lease obligations	$____________
C.	Sum of Line A plus Line B	$____________
D.	EBITDA (line II.C above) annualized	$____________
E.	Senior Debt Leverage Ratio (line C divided by line D)	_____:1.00

Is line IV.E equal to or less than the required ratios set forth above? (please circle answer)

                                               No, not in compliance                                                                                                                                                                                 Yes, in compliance

*           *           *           *           *

V.           Adjusted Quick Ratio (Section 6.7(c) of Loan Agreement)

Required:
Fiscal Quarter Ending	Adjusted Quick Ratio
September 30, 2008	0.65:1.00
December 31, 2008	0.75:1.00
March 31, 2009	0.75:1.00
June 30, 2009 and thereafter	1.00:1.00

Actual:

A.	Quick Assets (Line I.D above)	$____________
B.	Current Liabilities (as defined in the Agreement)	$____________
C.	Deferred Revenue	$____________
D.	Line B minus line C	$____________
E.	Adjusted Quick Ratio (line A divided by line D)	_____:1.00

Is line V.G equal to or greater than the number required in the table above? (please circle answer)

                                                No, not in compliance                                                                                                                                                                                      Yes, in compliance

*           *           *           *           *